EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT, dated as of August 2, 1994 (the
"Agreement"), between DOSKOCIL COMPANIES INCORPORATED, a Delaware corporation (the "Corporation"), and R. RANDOLPH DEVENING (the
"Executive").

                         W I T N E S S E T H:

     The Executive has agreed to join the Corporation as its Chief Executive Officer and Chairman of the Board of Directors having chief executive responsibility with respect to the affairs of the Corporation and such other specific responsibilities and duties as may be assigned to him from time to time by the Board of Directors of the Corporation (the "Board") which duties are commensurate with the title and position of the Executive. The Corporation desires to assure the Corporation the benefits of the Executive's expertise and knowledge. The Executive, in turn, desires to undertake full-time employment with the Corporation on the terms provided herein.

     Accordingly, in consideration of the mutual covenants and representations contained herein, the parties hereto agree as follows:

     1.   Full-time Employment of Executive.

     1.1  Duties and Status.

          (a) The Corporation hereby engages the Executive as a full-time executive employee for the period (the "Employment Period") specified in paragraph 4 hereof, and the Executive accepts such employment, on the terms and conditions set forth in this
Agreement.   During the Employment Period, the Executive shall
exercise such authority and perform such executive duties as are commensurate with the duties of the Chief Executive Officer of the Corporation.

          (b) During the Employment Period, the Executive (i) shall devote his full time and efforts to the business of the Corporation and will not engage in consulting work or any trade or business for his own account or for or on behalf of any other person, firm or corporation which competes, conflicts or interferes with the performance of his duties hereunder in any way and (ii) shall accept such additional office or offices to which he may be elected by the Board; provided, that the performance of the duties of such office or offices shall be consistent with the scope of the duties provided for in subparagraph (a) of this paragraph 1.1; and, provided further, that the Corporation acknowledges that the Executive may perform consulting services for Fleming Companies, Inc. ("Fleming") for a period of three years as long as performance of such services does not materially interfere with the performance of the Executive's duties under this Agreement. While the parties recognize that the right to elect directors and officers is by law vested in the stockholders and directors, respectively, of a corporation, it is, nevertheless, mutually contemplated, subject to such right, that the Executive shall be elected, and shall serve as Chairman of the Board of Directors. The foregoing shall not preclude the Executive from devoting reasonable time to the supervision of his personal investments, civic and charitable affairs and serving on other boards, provided that such activities do not interfere with the performance of his duties hereunder; and further provided that the Executive shall not serve on the board of any other business without the advance consent of the Board, which consent shall be deemed to have been given as to the board memberships listed on Schedule A hereto.

          (c) Subject to customary business travel, the Executive shall be required to perform the services and duties provided for in subparagraph (a) of this paragraph 1.1 only at the location of the principal executive offices of the Corporation which shall be located in the Oklahoma City, Chicago or Dallas metropolitan area or such other location as the parties may mutually agree upon. The Executive shall be entitled to vacation and leave for illness or temporary disability in accordance with the policies of the Corporation in effect, which shall not be less favorable than those in effect at the date of this Agreement.

     1.2 Compensation and General Benefits. As compensation for his services during the Employment Period under this Agreement, the Executive shall be compensated as follows:

          (a) The Corporation shall pay to the Executive a base salary at the rate of not less than $550,000 per annum. Such base salary shall be payable in periodic equal installments which are no less frequent than the periodic installments in effect for salaries of senior executives of the Corporation immediately prior to the effective date of this Agreement. Such salary shall be subject to normal periodic review at least annually, commencing December 31, 1995, for increases based on the policies of the Corporation and contributions to the enterprise.

          (b) The Corporation shall also pay to the Executive (i) a signing bonus of $500,000, payable prior to September 1, 1994; and (ii) a performance bonus for each fiscal year beginning after December 31, 1994, of 75% of his base salary for such year if the Corporation meets its EBITDA target for such year (as set by the Compensation Committee of the Board in the annual budget after consulting with senior management of the Corporation), plus a minimum of 25% of his annual base salary for such year it the Corporation exceeds such EBITDA target by 10% or more, plus a minimum of an additional 25% of his base salary for such year if the Corporation exceeds such EBITDA target by 20% or more; provided, however, that the Executive remains an employee of the Corporation on the last day of each such fiscal year for which a performance bonus is being paid, except that, in the event of the Executive's death or his qualification for a benefit under the Corporation's long term disability plan (the "LTD Plan"), the Executive shall be entitled to the entire bonus to which he would otherwise be entitled had he remained an employee of the Corporation as of the last day of the year in which such event of
death or qualification occurred.   The performance bonus for any
year shall be payable as soon as administratively feasible after it is determined and shall be paid in the form of cash or Common Stock (based on market price on the date of payment) or a combination thereof as selected by the Executive, but subject to such limitation as the number of shares as the Compensation Committee of
the Board may have set for such year.   For the purposes of this
Agreement and subject to extraordinary events, "EBITDA" shall mean the Corporation's consolidated earnings before interest, taxes, depreciation and amortization, all determined in accordance with generally accepted accounting principles ("GAAP") consistently applied.

          (c) Except as otherwise provided by this Agreement, the Executive shall be able to participate in any incentive, savings, retirement, welfare or other employee benefit programs, practices or arrangements, including, without limitation, supplemental retirement plans, medical prescription, dental, disability, severance, sickness salary continuance, employee life, group life, accidental death, travel accident insurance programs and any other benefit or prerequisite (including country club memberships) on a comparable basis as other executives with senior authority and duties if such plans, programs, arrangements and prerequisites are currently in effect or if they are subsequently made available to other senior executives. In addition and subject to such stockholder approval as may be necessary (including such approval as may be required for purposes of Section 162(m) of the Internal Revenue Code of 1986), the Corporation shall grant, on the date of the first Board meeting held after the date of this Agreement, non-qualified stock options to the Executive under the Doskocil companies Incorporated 1992 Stock Incentive Plan (the "Stock Incentive Plan") to purchase in the aggregate a number of shares of the Corporation's common stock, $.01 per share (the "Common Stock"), equal to 5% of the total number of such shares outstanding on the date of grant (and adjusted to reflect the number of shares, if any, issued in the pending Rights Offering), at an option price per share equal to the greater of the "Fair Market Value" of a share of the Common Stock on the date grant (as determined under Section 11.11 of the Stock Incentive Plan) or the exercise price per share under the pending Rights Offering. The Options will have a maximum term of 10 years from the date of grant, may not be exercised more than ninety days after the date as of which the Executive ceases to be an employee of the Corporation (or more than one year in the case of his death while so employed), and will vest as follows:

               (i) 99% of the option shares shall vest on December 31, 1994 if the Executive remains an employee of the Corporation on such date.

               (ii) 18.2% of the option shares shall vest on December 31, 1995 and an additional 18.2% of the shares shall vest on December 31 of each or the next four years if both the Corporation meets its EBITDA target for the year ended on such date (as set forth in the bank model presented to Chemical Bank in the Frozen Specialty acquisition financing) and the Executive remains an employee of the Corporation on such date; provided, however, that if the Corporation's performance for a year falls below target and is recouped in the following year on an aggregate basis for both years, the option shares for both such years shall vest.

               (iii) In the event of the death of the Executive after July 31, 1997 and prior to January 1, 2000, and while he remains an employee of the Corporation, all outstanding option shares not previously vested shall vest on the date of his death,

               (iv) In the event of a "Change of Control" (as hereinafter defined), all outstanding option shares not previously vested shall vest on the date of such event provided the Executive is an employee of the Corporation on such date. For the purposes of this Agreement, the term "Change of Control" shall mean the same as the term "Change of Control Event" under Section 11.4 of the Stock Incentive Plan, as in effect on the date hereof.

               (v) Notwithstanding the foregoing, all unexercised option shares shall be cancelled in the event of a material breach of paragraph 2 by the Executive prior to a Change of Control if such breach causes financial injury to the Corporation.

          (d) In the event the Executive becomes entitled to a benefit under the LTD Plan, the Corporation shall pay to the Executive each month for which he receives a benefit payment under the LTD Plan an amount which, when added to such benefit payment, will equal 66-2/3% of his monthly base salary as last in effect under paragraph 1.2(a) hereof.

          (e) The Executive agrees that he will exercise his rights under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") under the Fleming Companies, Inc. Health Choice Plan and such other health and medical plans (the "Fleming Health Plans") sponsored by Fleming to which such COBRA rights are applicable for the Executive and his family. The Corporation agrees that it will pay to the Executive an amount equal to 150% of the cost of the COBRA premium in order that the Executive may continue such COBRA coverage until such point in time as the Executive and his family become fully eligible for coverage and benefits under the Corporation's medical plan which has a 90-day waiting period. Reimbursements for COBRA premiums shall be made on a monthly basis.

          (f) The Executive shall be entitled to be reimbursed for moving and relocation expenses in an amount not to exceed $25,000 if he is required to move from his principle residence in Oklahoma City, Oklahoma to the Corporation's new headquarters.

          (g) Upon proper documentation, the Executive shall be entitled to receive reimbursement for all reasonable bona fide
business expenses incurred by the Executive,   and  such  expenses
will include the reimbursement to the Executive of $650 a month which amount will be applied by the Executive for either the lease or purchase of an automobile, but not for its operation. Operating expenses of the Executive's automobile will be reimbursed as would any other with any other bona fide business expense.

          (h) The Corporation will provide to the Executive financial and tax planning and consulting services, which services will include, by example, and not by limitation, preparation of personal tax returns, estate planning and investment advice.

     2. Competition; Confidential Information. The Executive and the Corporation recognize that due to the nature of his association with the Corporation and his engagements hereunder, and the relationship of the Executive to the Corporation hereunder, the Executive has had access to and has acquired, will have access to and will acquire, and will assist in developing, confidential and proprietary information relating to the business and operations of the Corporation and its affiliates, including, without limiting the generality of the foregoing, information with respect to their present and prospective products, systems, customers, processes, and sales and marketing methods. The Executive acknowledges that such information has been and will continue to be of central importance to the business of the Corporation and its affiliates and that disclosure of it to or its use by others could cause
substantial loss to the Corporation.   The Executive and the
Corporation also recognize that an important part of the Executive's duties will be to develop good will for the Corporation and its affiliates through his personal contact with customers and others having business relationships with the Corporation and its affiliates, and that there is a danger that this good will, a proprietary asset of the Corporation and its affiliates, may follow the Executive if and when his relationship with the Corporation is terminated. The Executive accordingly agrees as follows:

     2.1 Non-Competition. During the Employment Period and for a period of two years thereafter, the Executive will not, directly or indirectly, either individually or as owner, partner, agent, employee consultant or otherwise, except for the account of and on behalf of the Corporation or its affiliates, engage in any activity competitive with the business of the Corporation or its affiliates, nor will he, in competition with the Corporation or its affiliates, solicit or otherwise attempt to establish for himself or any other person, firm or entity, any business relationships with any person, firm or corporation which was, at any time during the Employment Period, a customer of the Corporation or one of its affiliates; provided, that the Corporation acknowledges the Executive will not be in violation of this paragraph 2.1 by performing the consulting services which are disclosed in paragraph 1.1(b) above. Nothing in this paragraph 2 shall be construed to prevent the Executive from owning, as an investment, not more than 1% of a class of equity securities issued by any competitor of the corporation or its affiliates and publicly traded and registered under Section 12 of the Securities Exchange Act of 1934.

     2.2 Trade Secrets. The Executive will keep confidential any trade secrets or confidential or proprietary information of the Corporation and its affiliates which are now known to him or which hereafter may become known to him as a result of his employment or association with the Corporation and shall not at any time directly or indirectly disclose any such information to any person, firm or corporation, or use the same in any way other than in connection with the business of the Corporation or its affiliates during and at all times after the expiration of the Employment Period. For purposes of this Agreement, "trade secrets or confidential or proprietary information" means information unique to the Corporation or any of its affiliates which has a significant business purpose and is not known or generally available from sources outside the Corporation or any of its affiliates or typical of industry practice.

     3. Corporation's Remedies for Breach. It is recognized that damages in the event of breach of paragraph 2 by the Executive would be difficult, if not impossible, to ascertain, and it is therefore agreed that the corporation, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and the Executive hereby waives any and all defenses he may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Corporation may have.

     4.   Employment Period.

     4.1 Duration. The Employment Period shall commence August 1, 1994, and shall continue until the earliest of (i) December 31, 1998, unless extended as hereinafter provided; (ii) the Executive's death or his qualification for a benefit under the LTD Plan; (iii) a termination of the Executive's employment by the Corporation under either paragraph 4.2 or 4.3 hereof; or (iv) a termination of the Executive's employment by him under paragraph 4.4 or 4.5
hereof.   Unless previously terminated as  herein provided, the
Employment Period shall be extended automatically after December 31, 1998, for a one-year period unless prior to January 1, 1998, either party provides to the other party written notice of the intent of such party not to extend.

     4.2 Termination For Cause. The Executive's employment may be terminated for cause by the Board during the Employment Period. As used in this Agreement, a termination for cause shall mean the Executive's termination for gross negligence, commission of a felony, incompetence, fraud or dishonesty involving the Corporation's assets, misconduct materially detrimental to business of the Corporation, intentional and repeated failure to perform his duties hereunder or any other material breach by the Executive of this Agreement (including Paragraph 2 hereof). The Corporation shall notify the Executive in writing at least thirty days in advance of any proposed termination for cause indicating in detail the specific reasons for such termination and shall extend to the Executive the opportunity during such thirty days to cure the breach or misconduct if the same is capable of being cured. The Executive shall not be deemed to have been terminated for "cause" under this paragraph 4.2 unless until there shall have been deliv-

ered to the Executive a copy of a resolution duly adopted by an affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose finding in the good faith opinion of the Board the Executive was guilty of the conduct described in this paragraph 4.2 and specifying the particulars thereof in detail.

     4.3   Termination  Without  Cause.   The Executive's
employment may be terminated without cause at any time by the Board during the Employment Period. In such event, the Corporation shall pay to the Executive a severance payment equal to 2 times the sum of (i) his base salary under paragraph 1.2(a) hereof for the last twelve-month period ending prior to such termination, plus (ii) an amount equal to his bonus, if any, under paragraph 1.2(b) hereof for the last fiscal year of the corporation ending prior to such
termination.   The severance payment shall be made in 24 equal
monthly installments, commencing within thirty days after date of termination, except, if such termination occurs after a Change of Control, payment shall be made in a single sum within such thirty day period. Payment under this paragraph 4.3 shall be in lieu of any other benefits that may otherwise be payable to the Executive
under any severance pay plan or arrangement.   In the event
Executive should die prior to the end of said 24 month period, the unpaid portion of the severance payment shall nonetheless be paid to the Executive's estate.

     4.4 Change of Control. In the event of a Change of Control, the Executive may, upon sixty-days written notice to the Corporation, terminate his employment during the Employment Period and within 18 months after the Change of Control. In such event, the Corporation shall pay to the Executive, within thirty days thereafter, a single-sum separation payment equal to 2 times the sum of (i) his base salary under paragraph 1.2(a) hereof for the last twelve-month period ending prior to such Change of Control, plus (ii) an amount equal to his bonus, if any, under paragraph 1.2(b) hereof for the last fiscal year of the Corporation ending prior to such Change of Control.

     4.5 Good Reason. The Executive's employment may be terminated by the Executive for Good Reason by written notice to the Corporation indicating in detail the specific reason for the termination. For purposes of this Agreement, "Good Reason" means;

               (i) Any significant failure by the Corporation to comply with any of the provisions of paragraphs 1.1 and 1.2 of this Agreement, other than a failure which is remedied by the Corporation promptly after the receipt of written notice thereof given by the Executive;

               (ii) The corporation requiring the Executive to be based at any office or location other than one which is mutually agreed upon by the Corporation and the Executive, except for travel reasonably required in the performance of the Executive's responsibilities;

               (iii)     Any purported termination by the
Corporation of the Executive's employment except as otherwise, and expressly permitted, in this Agreement; or

               (iv) Any failure by the Corporation to comply with and satisfy paragraph 7 hereof.

     In the event the employment of the Executive is terminated for Good Reason, such termination shall be treated the same as if the Corporation had terminated the employment of the Executive "without cause," as provided in paragraph 4.3 above, and the Executive shall be entitled to the payments as therein provided.

     4.6  Calculation of Base Salary and Bonus on Early
Termination.   In the event that the Executive's employment is
terminated pursuant to either paragraph 4.3, 4.4 or 4.5 herein and if such termination occurs within 12 months from the date of this Agreement or prior to the calculation and payment of the first bonus payment as provided under paragraph 1.2(b), then, in calculating the amount which would be paid to the Executive under any of such paragraphs, the Executive's annual base salary shall be deemed to be $550,000 and the annual bonus to which he would be entitled for the purposes of those calculations shall be deemed to be $412,500.

     4.7 Additional Payments to Executive Upon Termination of Employment. In the event of the termination of the employment of the Executive for any of the reasons provided in paragraphs 4.3,
4.4 or 4.5 hereof, and in addition to all amounts required to be paid to the Executive by the Corporation, then during the 24 month period following a termination pursuant to such paragraphs, the Executive shall be entitled to continue to participate in all of the Corporation's health plans, and after the expiration or such 24 month period, the Executive shall then be eligible to elect COBRA continuation coverage under the corporation's health plan.

     5. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Corporation or, in the case of the Corporation, at its principal executive offices.

     6. Entire Agreement. This Agreement constitutes the entire understanding of the Executive and the Corporation with respect to the subject matter hereof and supersedes any and all prior understandings written or oral. This Agreement may not be changed, modified, or discharged orally, but only by an instrument in writing signed by the parties. Either party's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision hereof. This Agreement shall be governed by the laws of the State of Illinois, without regard to the conflict of law provisions of any state, and the invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision.

     7.   Successors.

          (a) This Agreement is personal to the Executive and without the prior written consent of the Corporation shall not be assignable by the Executive otherwise than by will or the laws of
descent and distribution.   This Agreement shall inure to the
benefit of and be enforceable by the Executive's legal representa-

tives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Corporation and its successors and assigns.

          (c) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or other-

wise) to all or substantially all of the business and/or assets of the Corporation to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. As used in this Agreement, "corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforementioned which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     Anything this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Corporation to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue code of 1986, as amended, or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then, the Executive shall be entitled to receive an additional payment (the "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes on the Gross-Up Payment (including any interest or penalties imposed with respect to such taxes), the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment. If the Executive receives a refund on any Excise Tax for which he received payment hereunder, the Executive shall pay such refund to the Corporation.

     9. Indemnification. The Executive shall be indemnified and held harmless by the Corporation during the term of this Agreement and following any termination of this Agreement for any reason whatsoever in the same manner as would any other key management employee of the Corporation with respect to acts or omissions occurring prior to (a) the termination of this Agreement or (b) the termination of employment of the Executive.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

WITNESS:                      DOSKOCIL COMPANIES INCORPORATED



/s/ Angus C. Littlejohn, Jr.  /s/ Bryan P. Bynum

                              EXECUTIVE


/s/ Richard T. Berg           /s/ R. Randolph Devening
                              R. RANDOLPH DEVENING
                              SCHEDULE A
                                  TO
                         EMPLOYMENT AGREEMENT


The Executive serves on the following boards:

Furr's Supermarkets, Inc.
Arkwright Mutual Insurance Company
Hancock Fabrics, Inc.
ABCO Markets, Inc.
Fred Jones Companies